     As filed with the Securities and Exchange Commission on July 27, 1999
                                                  Registration No. 333-________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                           BIOTRANSPLANT INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                          04-3119555
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                        Identification Number)

CHARLESTOWN NAVY YARD
BUILDING 75, THIRD AVENUE
CHARLESTOWN, MASSACHUSETTS                                    02129
(Address of Principal Executive Offices)                    (Zip Code)


                           1994 DIRECTORS' EQUITY PLAN
                            (Full Title of the Plan)


                             ELLIOT LEBOWITZ, PH.D.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           BIOTRANSPLANT INCORPORATED
                              CHARLESTOWN NAVY YARD
                            BUILDING 75, THIRD AVENUE
                        CHARLESTOWN, MASSACHUSETTS 02129
                     (Name and Address of Agent for Service)

                                 (617) 241-5200
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                        Proposed                Proposed
          Title of                                       Maximum                Maximum
         Securities                 Amount              Offering               Aggregate               Amount of
           to be                    to be                 Price                 Offering              Registration
         Registered               Registered            Per Share                Price                    Fee
         ----------               ----------            ---------               -------                  ----
------------------------------------------------------------------------------------------------------------------------
      Common Stock,                50,000
      $.01 par value               shares              $5.44 (1)            $272,000 (1)           $76.00

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock on the Nasdaq National Market on July 21, 1999 in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Statement of Incorporation by Reference


         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statements on Form S-8, File Nos. 333-15249 and 333-29057, relating to the Registrant's 1994 Directors' Equity Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlestown, Commonwealth of Massachusetts, on this 27th day of July, 1999.

                                   BioTransplant Incorporated



                                   By: /s/ Elliot Lebowitz
                                      -----------------------------------------
                                      Elliot Lebowitz
                                      President and Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of BioTransplant Incorporated hereby severally constitute and appoint Elliot Lebowitz and Richard
V. Capasso, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable BioTransplant Incorporated to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


   Signature                       Title                         Date
   ---------                       -----                         ----

/s/ Elliot Lebowitz         President and Chief           July 27, 1999
-------------------------   Executive Officer
Elliot Lebowitz             (Principal Executive
                            Officer)

/s/ Richard V. Capasso      Vice President, Finance       July 27, 1999
-------------------------   and Treasurer (Principal
Richard V. Capasso          Financial and
                            Accounting Officer)

/s/ Donald R. Conklin       Director                      July 27, 1999
-------------------------
Donald R. Conklin

/s/ William W. Crouse       Director                      July 27, 1999
-------------------------
William W. Crouse

/s/ James C. Foster         Director                      July 27, 1999
-------------------------
James C. Foster

/s/ Daniel O. Hauser        Director                      July 27, 1999
-------------------------
Daniel O. Hauser

                            Director
-------------------------
Michael S. Perry

/s/ Robert A. Vukovich      Director                      July 27, 1999
-------------------------
Robert A. Vukovich

                                  EXHIBIT INDEX


  Exhibit
   Number                           Description
  --------                          -----------
   4.1(1)         Restated Certificate of Incorporation, as amended to date

   4.2(1)         By-laws, as amended to date

   4.3(2) Specimen Certificate of Common Stock, $.01 par value per share, of the Registrant

   5              Opinion of Hale and Dorr LLP

  23.1            Consent of Hale and Dorr LLP (included in Exhibit 5)

  23.2            Consent of Arthur Andersen LLP, independent public accountants

  24 Power of Attorney (included in the signature pages of this Registration Statement)



------------------------------

(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 1996.

(2) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-2144).